EXHIBIT 99.2
                                                                    ------------


                                                                              1.
                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      GENERAL ELECTRIC CAPITAL CORPORATION
                     ---------------------------------------
                          JCP MASTER CREDIT CARD TRUST
                     --------------------------------------

                        9.625% ASSET BACKED CERTIFICATES
                                    SERIES C
                               CUSIP NO. 466115AC6

           Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as amended by Amendment No. 1 dated October 15, 1997, and Amendment No. 2 dated as of October 15, 1999 and as supplemented by the Series A, Series B, Series C, Series D and Series E Supplements thereto (as so amended and supplemented, the "Pooling and Servicing Agreement"), by and among JCP Receivables, Inc., J.C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), General Electric Capital Corporation (as the successor and assign of JCPenney pursuant to the Assignment and Assumption Agreement dated as of December 6, 1999) is required to prepare certain information for each Series each month regarding current distribu- tions to Certificateholders of such Series and the performance of the JCPMaster Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of April 17, 2000, and with respect to the performance of the Trust during the month of March, 2000, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other infor- mation is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount) for this Series.

           1.         The total amount of the distribution to Certificateholders per $1,000 original Certificate Principal amount
                      ..........................................................$          0.00

           2.         The amount of the distribution set forth in paragraph 1
                      above allocable to Certificate Principal, per $1,000
                      original Certificate Principal amount.....................$          0.00


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           3.         The amount of the distribution set forth in paragraph 1
                      above allocable to Certificate Interest, per $1,000
                      original Certificate Principal
                      amount....................................................$          0.00


B.         Information Regarding the Funding Accounts (Stated on the Basis of
           $1,000 Original Certificate Principal Amount) for this Series.


           1.         The total amount on deposit in the Principal Funding
                      Account allocable to Certificate Principal per $1,000
                      original Certificate Principal amount.....................$      1,000.00

           2.         The total amount on deposit in the Interest Funding
                      Account allocable to Certificate Interest, per $1,000
                      original Certificate amount...............................$          0.00

C.         Information Regarding the Performance of the Trust.

           1.         Collection of Principal Receivables

                      (a)        The aggregate amount of Collections of
                                 Principal Receivables processed which were
                                 allocated in respect of the Certificates of
                                 this Series....................................$          0.00

                      (b)        The Discounted Percentage in respect of the
                                 Collections of Principal Receivables set forth
                                 in paragraph 1.(a) above.......................           0.00%

                      (c)        The net amount of Collections of Principal
                                 Receivables processed which were allocated in
                                 respect of the Certificates of this Series.....$          0.00

           2.         Collection of Finance Charge Receivables

                      (a)        The aggregate amount of Collections of Finance
                                 Charge Receivables processed which were
                                 allocated in respect of the Certificates of
                                 this Series....................................$          0.00


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                      (b)        The aggregate amount of Discount Option
                                 Receivable Collections which were allocated in
                                 respect of the Certificates of this
                                 Series.........................................$          0.00

                      (c)        The aggregate amount of Collections of Finance
                                 Charge Receivables processed in respect of the
                                 Certificates of other Series which were
                                 allocated in respect of the Certificates of
                                 this Series....................................$          0.00

                      (d)        The net amount of Collections of Finance Charge
                                 Receivables which were allocated in respect of
                                 the Certificates of this Series................$          0.00

           3.         Net Recoveries

                      The aggregate amount of Net Recoveries which were
                      allocated in respect of the Certificates of this
                      Series....................................................$          0.00

           4.         Principal Receivables in the Trust

                      (a)        The aggregate amount of Principal Receivables
                                 in the Trust as of the end of the day on the
                                 last day of such month (which reflects the
                                 Principal Receivables represented by the JCPR
                                 Amount and by the Aggregate Investor
                                 Amount)........................................$ 1,433,695,577

                      (b)        The amount of Principal Receivables in the
                                 Trust represented by the Aggregate Investor
                                 Amount as of the end of the day on the last day
                                 of such month .................................$   830,144,701

                      (c)        The Aggregate Investor Amount set forth in
                                 paragraph 4(b) above as a percentage of the
                                 aggregate amount of Principal Receivables set
                                 forth in paragraph 4(a) above..................          57.90%

                      (d)        The Aggregate Investor Amount for this Series
                                 as a percentage of the aggregate amount of
                                 Principal Receivables in the Trust as set forth
                                 in paragraph 4(a) above........................           0.00%



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           5.         Delinquent Balances

                      The aggregate amount of outstanding balances in the Accounts in the Trust which were delinquent as of the end of the day on the last day of such month:

                                                                Aggregate
                                                                 Account
                                                                 Balance
                                                                 -------

                      (a) 1 month: .......................... $ 31,513,742
                      (b) 2 months: ........................    15,052,399
                      (c) 3 months: .........................    9,725,580
                      (d) 4 months:.........................     7,647,894
                      (e) 5 months:.........................           (18)
                      (f) 6 or more months: ................             0

                                              Total:        $   63,939,597

           6.         Investor Default Amount

                      The aggregate amount of the Investor Default Amount which
                      was allocated in respect of the Certificates of this
                      Series....................................................$          0.00

           7.         Investor Charge Offs; Reimbursement of Charge Offs

                      (a)        The aggregate amount of Investor Charge Offs
                                 which was allocated in respect of the
                                 Certificates of this
                                 Series.........................................$          0.00

                      (b)        The amount of the Investor Charge Offs set
                                 forth in paragraph 7(a) above, per $1,000
                                 original Certificate Principal amount (which
                                 will have the effect of reducing pro rata, the
                                 amount of each Certificateholder's investment)
                                 allocated to this
                                 Series.........................................$          0.00

                      (c)        The aggregate amount reimbursed to the Trust in
                                 the current month from drawings under the
                                 Letter of Credit in respect of Investor Charge
                                 Offs in prior months...........................$          0.00


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                      (d)        The amount set forth in paragraph 7(c) above,
                                 per $1,000 original Certificate Principal
                                 amount (which will have the effect of
                                 increasing, pro rata, the amount of each
                                 Certificateholder's investment) allocated to
                                 this Series....................................$          0.00

           8.         Investor Monthly Servicing Fee

                      The amount of the Investor Monthly Servicing Fee for this
                      Series for the preceding Monthly Period payable by the
                      Trust to the Servicer.....................................$          0.00

           9.         Investor Monthly Facility Fee

                      The amount of the Investor Monthly Facility Fee for this
                      Series for the preceding Monthly Period payable by the
                      Trust to JCPR.............................................$          0.00

           10.        Available L/C Amount

                      The Available L/C Amount as of the close of business on
                      the Distribution Date specified above for this
                      Series....................................................$          0.00

D.         The Pool Factor.

                      The Pool Factor (which represents the ratio of the
                      Adjusted Investor Amount for this Series as of the end of
                      the last day of such month to the applicable Initial
                      Investor Amount). (The amount of a Certificateholder's pro rata share of the Investor Amount can be determined by
                      multiplying the original denomination of the Holder's
                      Certificate by the Pool Factor)...........................      0.0000000

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                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as Servicer





                                      By: /s/ Michael W. Towe
                                          -------------------------------------
                                          Title:Attorney-in-Fact


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